UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report – April 30, 2009

(Date of earliest event reported)

QUESTAR CORPORATION

(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

a.

On April 30, 2009, Stephen E. Parks, Senior Vice President and Chief Financial Officer announced his intention to retire from the Company effective July 1, 2009. From May 7, 2009, until his retirement, Mr. Parks will serve as Senior Vice President and as an advisor to Mr. Rattie.

b.

Effective May 7, 2009, Richard J. Doleshek will serve as Executive Vice President and Chief Financial Officer of the Company. Mr. Doleshek, age 50, served as Executive Vice President and Chief Financial Officer of Hilcorp Energy Company, an oil and gas exploration and production company, from 2001 until April 2009. Hilcorp has no relationship with Questar Corporation.

Item 9.01 Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Exhibit

     99.1

Press release issued April 30, 2009, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

May 5, 2009

/s/Keith O. Rattie

Date

Keith O. Rattie

Chairman, President and

Chief Executive Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Press release issued April 30, 2009, by Questar Corporation.

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